Commitments and Contingencies	6 Months Ended
Jun. 29, 2013
Commitments and Contingencies

6. Commitments and Contingencies

Lease Commitments

The Company leases the office spaces for its existing headquarters and United Kingdom subsidiary under non-cancelable operating leases that expire at various times through December 2017. The Company has an option to extend the lease on its headquarters from June 2016 to June 2019, as well as an early termination option which allows the Company to terminate this lease at the end of June 2014 by providing a written notice and an early termination fee of $250,000 at least 180 days prior to the early termination date. The Company has also entered into lease agreements for additional office space in Milpitas, California as well as for sales offices in New York, Japan, Hong Kong, Russia and Singapore. The Company recognizes rent expense on a straight–line basis over the lease period.

Rent expense related to the Company’s operating leases was approximately $0.4 million, $0.5 million and $0.6 million for the years ended December 2010, 2011 and 2012, respectively, and $0.3 million (unaudited) and $0.4 million (unaudited) for the six months ended June 30, 2012 and June 29, 2013, respectively.

Future minimum lease payments under non-cancelable operating leases as of December 31, 2012 were as follows (in thousands):

Year Ending December 31,
2013	$594
2014	451
2015	442
2016	258
2017	69

$1,814

Future minimum lease payments under non-cancelable operating leases as of June 29, 2013 (unaudited) were as follows (in thousands):

Year Ending December 31,
2013 (remaining six months)	$741
2014	472
2015	418
2016	243
2017	69
Thereafter	—

$1,943

Purchase Commitments

As of December 31, 2012 and June 29, 2013, the Company’s purchase commitments with its vendors totaled $5.9 million and $8.9 million (unaudited), respectively.

Revolving Line of Credit

The Company has a bank line of credit with Silicon Valley Bank, which provides for borrowings of up to $10.0 million. As of December 31, 2011 and 2012, and June 29, 2013, there were no amounts outstanding under the line of credit facility, and there were no borrowings during the years ended December 31, 2011 and 2012, and the six months ended June 29, 2013. The facility which became effective in April 2011 and was amended in April 2012, April 2013, May 2013 and June 2013 contains financial covenants that require the Company to maintain an adjusted earnings before income tax, depreciation, and amortization of $8.0 million as of the end of each fiscal quarter, as measured on a trailing four quarter basis, as well as complying with other non-financial covenants. Borrowings pursuant to this facility would bear interest at a floating per annum rate equal to the greater of one-quarter of one percentage point (0.25%) above the Prime Rate (3.25% at December 31, 2012) or three and one-half percent (3.50%). As of December 31, 2012 and June 29, 2013, the Company was in compliance with the covenants under this line of credit facility.

Legal Proceedings

From time to time, the Company may become involved in legal proceedings arising in the ordinary course of business. The Company is not currently a party to any legal proceedings the outcome of which, if determined adversely to the Company, would individually or in the aggregate be expected to have a material adverse effect on its business, operating results, financial condition or cash flows.

Indemnification Obligations

Under the indemnification provisions of its standard sales related contracts, the Company agrees to defend its customers against third-party claims asserting infringement of certain intellectual property rights, which may include patents, copyrights, trademarks, or trade secrets, and to pay judgments entered on such claims. The Company’s exposure under these indemnification provisions is generally limited to the total amount paid by its customer under the agreement. However, certain agreements include indemnification provisions that could potentially expose the Company to losses in excess of the amount received under the agreement. The Company has not incurred any costs as a result of such indemnifications and has not accrued any liabilities related to such obligations in the consolidated financial statements. In addition, the Company indemnifies its officers, directors, and certain key employees while they are serving in good faith in their company capacities. To date, there have been no claims under any indemnification provisions. The fair values of these obligations are not material as of each balance sheet date presented.